Ramius Strategic Volatility Fund
Class	Ticker
Class A:	RVOAX
Class I:	RVOIX

Summary Prospectus	May 6, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at http://www.ramiusmutualfunds.com/content/ramius-strategic-volatility-fund/literature-and-forms.asp. You may also obtain this information at no cost by calling 1-877-6RAMIUS (1-877-672-6487) or by sending an e-mail request to clientservice@ramius.com. The Fund's Prospectus and Statement of Additional Information, both dated May 1, 2014, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Ramius Strategic Volatility Fund (the “Fund”) is to seek a positive return in extended unfavorable equity markets (such as a long-term decline in the equity markets) while minimizing the cost of providing such protection in other market environments.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund.  More information about these and other discounts is available from your financial professional and in the section titled "Class A Shares" on page 24 of the Statutory Prospectus.

	Class A Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00%1	None
Redemption fee if redeemed within 60 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%
Wire fee	$20	$20
Overnight check delivery fee	$15	$15
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees2	1.20%	1.20%
Distribution and service (Rule 12b-1) fees	0.25%	None
Other expenses
Other expenses of the Fund	0.64%	0.64%
Other expenses of the Subsidiary3	0.10%	0.10%
Acquired fund fees and expenses	0.13%	0.13%
Total annual fund operating expenses4	2.32%	2.07%
Fees waived and/or expenses reimbursed5	(0.09%)	(0.09%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses4,6	2.23%	1.98%

1.
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 18 months of the date of purchase.

2.
Management fees include a management fee paid to the Advisor (as defined in this Prospectus) by the Subsidiary (as defined in this Prospectus) at the annual rate of 1.20% of the Subsidiary’s average daily net assets.  The Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary pursuant to the investment advisory agreement between the Subsidiary and the Advisor.  This undertaking may not be terminated by the Advisor as long as the investment advisory agreement between the Subsidiary and the Advisor is in place unless the Advisor obtains the prior approval of the Fund’s Board of Trustees.

3.
This item does not include management fees paid by the Subsidiary to the Advisor, which are included in “Management fees” in the table above.  Subsidiary expenses include other fees and expenses of the Subsidiary (as defined in this Prospectus), which are borne indirectly by the Fund as a result of investing through the Subsidiary.

4.
The total annual fund operating expenses and total annual fund operating expenses after waiving fees and/or reimbursing expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

5
The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any Subsidiary expenses, front-end or contingent deferred loads, any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.00% and 1.75% of the average daily net assets of the Fund's Class A and Class I shares, respectively.  This agreement is in effect until April 30, 2015, and it may be terminated before that date only by the Trust's Board of Trustees.  The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

6.
The total annual fund operating expenses after waiving fees and/or reimbursing expenses shown in the table above exceed the contractual expense limitations shown in footnote 5 because they include estimated acquired fund fees and expenses, whereas the contractual expense limitations are based on operating expenses and do not include acquired fund fees and expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$764	$1,226	$1,714	$3,053
Class I shares	$201	$640	$1,105	$2,393

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to meet its investment objective by investing principally in an actively managed portfolio of swap agreements with respect to underlying indexes published by third party banks and financial institutions. These indexes principally relate to measurements of volatility for a broad range of asset classes, such as equities, commodities and foreign currencies.  The Fund may also include indexes in its portfolio that seek to capture positive returns that are uncorrelated with market volatility (for example, during periods when the equity markets are increasing in value).

Ramius Alternative Solutions LLC (the “Advisor”), the Fund’s investment advisor, believes that market volatility is negatively correlated with the returns of broad equity markets and, as a result, measures of volatility may be used as a hedging tool against declining equity markets. By investing in index-related swap agreements that are positioned to take advantage of market volatility, the Advisor believes the Fund can provide protection from extended adverse equity markets at a lower cost than certain other traditional hedging strategies, such as investing in put options and put spreads on equity market indexes.

The Fund enters into swap agreements relating to both “dynamic long volatility” indexes and “persistent long volatility” indexes. Dynamic long volatility indexes seek to adjust between being “long” or “short” volatility exposure depending on market conditions. Persistent long volatility indexes are designed to select investments that are consistently “long” volatility. An investment that is “long” volatility is generally an investment that is intended to capture gains resulting from increased market expectation of volatility of the price of an asset.  An investment that is “short” volatility is generally an investment that is intended to capture gains resulting from decreased market expectation of volatility of the price of an asset.

The Fund may enter into swap agreements relating to other types of indexes in an effort to produce positive returns that are unrelated to market volatility levels. This may include indexes that seek to generate absolute returns resulting from structural market inefficiencies (e.g., persistent differences between prices of related assets), including indexes that may be linked to the returns of commodities and commodity futures.

The Fund enters into swap agreements primarily relating to three types of indexes, which can be classified as follows:

•
Core Volatility Indexes: These indexes in general seek to provide returns that are positively correlated with volatility (principally volatility of the broad equity markets) and negatively correlated with the S&P 500 Index.

•
Dynamic Volatility Indexes: These indexes seek to have dynamic exposure to volatility, which means they are expected to change their exposures to volatility based on market conditions. These indexes seek to build long volatility exposures during periods of extended high volatility in the broader equity markets and to reduce exposure to volatility during periods of low volatility in the broader equity markets.

•
Carry Indexes:  These indexes seek to create positive returns in both extended and short-term positive equity markets. The Fund intends to use these indexes to help offset the costs of utilizing the core and dynamic volatility strategies. These may include indexes that seek to take advantage of certain structural market inefficiencies, but the Advisor may in its discretion select indexes based on other types of strategies in order to create positive returns.

The indexes underlying the Fund’s swap agreements are developed by third party banks and financial institutions using rule based algorithmic strategies (referred to as “algos”). The performance of each index is published daily by Bloomberg L.P. on its website.

Portfolio Construction
The Advisor’s portfolio construction process incorporates the following steps:

•	Strategy research with respect to the algo underlying each index,
•	Evaluation of return and risk expectations relative to specific indexes given the investment environment,
•	Current index exposure positioning and risk assessment of each index, and
•	Portfolio construction and optimization.

The Advisor monitors and periodically rebalances the Fund’s investments as discussed under “Portfolio and Risk Management” below.

Investment Types
The Fund primarily enters into swap agreements, which are a type of derivative instrument that is primarily traded over the counter by institutional investors. The Fund’s investments in swaps are primarily comprised of total return swaps on the various indexes described above. In a total return swap, one party agrees to pay the other party an amount equal to the total return on the particular index, security or basket of securities during a specified period. The other party makes periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or index.  The Fund generally limits its exposure to a single counterparty to be no more than 25% of its total assets, as measured by the net amount due on the Fund’s swap agreements using, in each case, the daily marked-to-market value net obligation under an agreement or, if the Fund is selling protection on credit default swaps, full notional value.

A portion of the swap agreements in which the Fund invests are made with respect to indexes that are linked to the returns of commodity instruments, in an effort to provide the Fund with exposure to investment returns of the commodities markets without requiring the Fund to invest directly in physical commodities. These investments are primarily made through a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”).  The Subsidiary is advised by the Advisor, and has the same investment objective as the Fund. The Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements.  The Fund may not invest more than 25% of its total assets in the Subsidiary.  References in this Prospectus to investments by, and activities and risks of, the Fund may also include investments by, and activities and risks of, the Subsidiary.

The Fund is required to segregate liquid assets, or enter into offsetting positions, to cover its obligations with respect to most of the derivative investments it makes, consistent with regulatory positions at the time of the transaction.  Currently, if, like swap agreements, the derivatives investments provide for periodic cash settlement during the term of a transaction or cash payment of the gain or loss under a transaction at the settlement date, the Fund is required to segregate liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under such agreement, if any. However, if the Fund’s obligation is for full payment of the value of the underlying instrument, in cash or by physical delivery, at the settlement date, such as is the case when the Fund is selling protection on credit default swaps, the Fund must set aside liquid assets equal to such derivatives investments’ full notional value (generally, the total numerical value of the asset underlying the investment at the time of valuation) while the positions are open. As a result, the Fund holds a significant portion of its assets in U.S. government securities, short-term and high quality debt securities, money market instruments, other money market funds, cash and other cash equivalents to collateralize its obligations under the derivative transactions.  These fixed income securities are rated at the time of purchase in the BBB- or higher categories by Standard & Poor’s Rating Group or another nationally recognized statistical rating organization, or, if unrated, determined by the Advisor to be of similar quality.  The Fund’s assets allocated to these instruments are used primarily to cover the Fund's investments in swap agreements.  Such segregation does not limit the Fund’s exposure to loss, however, and the Fund has investment risk with respect to both the derivative itself and the assets that have been segregated to cover the Fund’s derivative exposure. To the extent that such segregated assets represent a large portion of the Fund’s portfolio, this may impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations may be impeded.

Portfolio and Risk Management
The Advisor monitors the Fund on an ongoing basis by monitoring each underlying index to which the Fund is exposed as well as, in certain circumstances, the underlying positions for each such index and reviewing the Advisor’s expectations as to how each such index will adjust to changing market conditions.  In monitoring the Fund’s portfolio the Advisor considers a number of criteria including the following factors:

•	Volatility of the portfolio,
•	Vega of the portfolio (i.e., sensitivity to the change in volatility), and
•	Beta of the portfolio (i.e., the portion of the portfolio’s returns that are correlated with the broad equity markets).

The Advisor monitors the Fund’s risk and return parameters and adjusts the portfolio in the event the portfolio is not performing according to the Advisor’s expectations or if the Advisor determines that the Fund’s allocations to the underlying indexes should be rebalanced.

The Fund is "non-diversified" under the Investment Company Act of 1940, as amended (the “1940 Act”) and may invest more of its assets in fewer positions than "diversified" mutual funds.

Principal Risks of Investing
Risk is inherent in all investing.  A summary description of certain principal risks of investing in the Fund is set forth below.  Because the Fund may be considered to be investing indirectly through its Subsidiary, references to the Fund’s risks also include risks associated with investing in the Subsidiary.  Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money.  There can be no assurance that the Fund will achieve its investment objective.

Management Risk.  The Fund seeks to achieve positive absolute returns in extended adverse equity markets while minimizing the cost of providing such protection in other market environments. The Fund is structured primarily as a hedging instrument and not primarily to achieve positive absolute returns during normal market conditions or periods of change between normal and adverse market conditions, and may experience losses during such periods, which losses may be substantial.  For example, the Fund’s total return (before taxes) for Class I shares for the 2013 calendar year was (41.75%).  Furthermore, the investment process used by the Advisor could fail to achieve the Fund's investment objective and cause your investment to lose value.  Accordingly, an investment in the Fund involves special risks, including some not traditionally associated with mutual funds, and as a result may not be suitable for all investors.

Rule Based Algorithm Risk.  The indexes with respect to which the Fund invests may not achieve their desired objectives, which may negatively affect the performance of the Fund.  In addition, because the Fund’s investments with respect to indexes depend upon index algos that are dynamic, it is possible that the Fund will not achieve its desired objectives. For example, changes in market volatility could be so sudden and severe that certain indexes incur substantial losses before the index algos re-align to market conditions or the Advisor rebalances the portfolio.

Derivatives Risk.  Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value.  Major types of derivatives include futures, options, swaps and forward contracts.  Using derivatives can have a leveraging effect and increase fund volatility.  Derivatives can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading.  However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments.  These additional risks include, but are not limited to liquidity risk and counterparty credit risk.  For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it would submit derivatives trades for clearing.  The Fund would also be exposed to counterparty risk with respect to the clearinghouse.  A small investment in derivatives could have a potentially large impact on the Fund’s performance.  Financial reform laws have changed many aspects of financial regulation applicable to derivatives.  Once implemented, new regulations, including margin clearing, and trade execution requirements, may make derivatives more costly, may limit their availability may present different risks or may otherwise adversely affect the value or performance of these instruments.  The extent and impact of these regulations are not yet fully known and may not be known for some time.

Swap Agreement Risk.  Swap agreements are a type of derivative instrument. Swaps can be highly volatile, illiquid and difficult to value, and changes in the value of a swap held by the Fund may not correlate with the value of the underlying instrument or the Fund's other investments.  The value of a swap depends largely upon price movements in the underlying instrument.  Many of the risks applicable to trading the underlying instrument are also applicable to a swap.  However, there are additional risks associated with a swap that are possibly greater than the risks associated with investing directly in the underlying instruments.  These additional risks include, but are not limited to: liquidity risk; operational leverage risk; and counterparty credit risk.  Liquidity risk exists when a particular swap is difficult to purchase or sell.  If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.  Counterparty credit risk is particularly relevant to a swap because swaps involve instruments that are traded between counterparties based on contractual relationships and are not traded on an exchange.  As a result, the Fund is subject to the risk of the insolvency or bankruptcy of a counterparty or other failure of a counterparty to perform its obligations under the related contracts.  There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.  Additionally, swaps involve economic leverage, which could increase investment losses and increase the volatility of these instruments as they may fluctuate in value more than the underlying instrument.  Some swaps have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.  The use of credit default swaps can result in losses if the Advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.  Certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in swaps markets, including potential government regulation, could affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Subsidiary Risk.  By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments.  The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary are organized and operated, as applicable, could prevent the Fund or the Subsidiary from operating as described in this Prospectus and could negatively affect the Fund and its shareholders.

Tax Risk.  To qualify for the tax treatment available to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.”  Income derived from direct investments in commodities is not “qualifying income.”  In addition, the Internal Revenue Service (the “IRS”) has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute “qualifying income.”  It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through the Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute “qualifying income.”  The IRS has issued private letter rulings concluding that certain income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes “qualifying income.”

Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent. The IRS has suspended the issuance of such rulings and is reviewing its policy in this area.  The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings.  The Fund intends to take the position that certain income from its investments in the Subsidiary will constitute “qualifying income” even in the event that the Subsidiary does not distribute all of its income on an annual basis.  In the absence of a ruling, however, there can be no certainty in this regard, and the Fund has not sought an opinion from counsel regarding this position.  It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute “qualifying income.”  The tax treatment of the Fund’s investment in the Subsidiary could also be adversely affected by future legislation or Treasury regulations.  If income derived by the Fund from its investments in the Subsidiary does not constitute “qualifying income,” the Fund may not be able to qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income.  If future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in the Subsidiary as “qualifying income,” the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.

Leveraging Risk.  Certain Fund transactions, including entering into futures contracts and taking short positions in financial instruments, may give rise to a form of leverage.  Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile.  Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets.  The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Credit Risk.  If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Commodity Sector Risk.  Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.  Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors, including changes in supply and demand relationships, weather, fiscal, monetary and exchange control programs, acts of terrorism, tariffs and international economic, political, military and regulatory developments.  The commodity markets are subject to temporary distortions or other disruptions.  U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day.  Once a limit price has been reached in a particular contract, no trades may be made at a different price.  Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.  These circumstances could adversely affect the value of the Fund's commodity-linked investments.

Currency Risk.  The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change.  Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses.  Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Sector Concentration Risk.  The Fund's investment strategy may result in significant over or under exposure to certain industries or market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those industries or sectors.

Liquidity Risk.  When there is little or no active trading market for specific types of investments, the Fund may have difficulty selling the investments at or near their perceived value.  In such a market, the value of such investment and the Fund's share price may fall dramatically.

CFTC and Regulation Risk.  The financial crisis of 2007-2008 has led the U.S. government to expand considerably its regulation and oversight of financial services firms and the markets for financial instruments. In this regard, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has significantly enhanced the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. These regulators are continuing to implement regulations under the Dodd-Frank Act, some of which may adversely affect the Fund. For example, as a result of the Dodd-Frank Act, certain swap agreements must be cleared through a clearinghouse and traded on an exchange or swap execution facility.  Other major changes under the Dodd-Frank Act or other legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

The Advisor is registered as a commodity pool operator under the Commodity Exchange Act.  As a registered commodity pool operator, the Advisor is subject to a comprehensive scheme of regulations administered by the CFTC and the National Futures Association, the self-regulatory body for futures and swaps firms (the “NFA”), with respect to both its own operations and those of the Fund.  The Advisor seeks to rely on relief from certain CFTC recordkeeping, reporting, and disclosure requirements otherwise applicable as to the Fund and the Subsidiary, to the extent permitted by CFTC regulations and CFTC staff guidance.

Market Risk.  The market price of a security or instrument underlying a swap agreement may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Interest Rate Risk.  Prices of fixed income securities tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect such securities and, accordingly, the Fund's share price.  The longer the effective maturity and duration of the Fund's portfolio, the more the Fund's share price is likely to react to interest rates.

Call Risk.  Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date.  If an issuer "calls" its bond during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.  During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

Government Securities Risk.  Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.  Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.  Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the Fund itself.  In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Non-Diversification Risk.  The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund.  Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index.  Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV

Class I Shares
Highest Calendar Quarter Return at NAV	(3.67%)	Quarter Ended 06/30/2013
Lowest Calendar Quarter Return at NAV	(20.87%)	Quarter Ended 03/31/2013

Average Annual Total Returns (for periods ended December 31, 2013)	One Year	Since Inception	Inception Date
Class I Shares - Return Before Taxes	(41.75%)	(40.46%)	October 1, 2012
Class I Shares - Return After Taxes on Distributions*	(41.79%)	(40.54%)	October 1, 2012
Class I Shares - Return After Taxes on Distributions and Sale of Fund Shares*	(23.63%)	(30.34%)	October 1, 2012
Class A Shares - Return Before Taxes	(44.97%)	(43.11%)	October 1, 2012
S&P 500 VIX Mid-Term Futures Index	(43.80%)	(45.34%)	October 1, 2012

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I shares.

Investment Advisor
Ramius Alternative Solutions LLC (the “Advisor”)

Portfolio Managers
Stuart Davies and Vikas Kapoor have been the Fund's portfolio managers since the Fund's inception on October 1, 2012.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$1,000	$50
Direct Retirement Accounts	$250	$50
Automatic Investment Plan	$250	$50
Gift Account For Minors	$250	$50
Class I Shares
All Accounts	$1,000,000	$100,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund's distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.